Amplify ETF Trust

Supplement Dated September 18, 2020 to the Prospectuses and Statements of Additional Information, each Dated March 2, 2020

Amplify Transformational Data Sharing ETF
Amplify Advanced Battery Metals and Materials ETF
Amplify BlackSwan Growth & Treasury Core ETF
(each, a “Fund” and collectively, the “Funds”)

On September 15, 2020, the Board of Trustees of the Amplify ETF Trust (the “Trust”) considered and voted to approve the following changes to the Funds:

(i) For each of the Amplify Transformational Data Sharing ETF (“BLOK”) and Amplify Advanced Battery Metals and Materials ETF (“BATT”), the investment sub-advisory agreement with CSAT Investment Advisory, L.P., d/b/a Exponential ETFs (“Exponential”) will be terminated and Toroso Investments, LLC (“Toroso”) will continue to serve as an investment sub-adviser.

(ii) For the Amplify BlackSwan Growth & Treasury Core ETF (“SWAN”), the investment sub-advisory agreement with Exponential will be terminated and Toroso will be added as an investment sub-adviser to SWAN pursuant to an investment sub-advisory agreement between Amplify Investments LLC and Toroso.

Toroso Investments, LLC is a registered investment adviser with its offices at 898 North Broadway, Suite 2, Massapequa, New York 11758.

The sub-adviser changes have an effective date of September 16, 2020. In accordance with the manager of managers exemptive order received from the Securities and Exchange Commission, additional details about the sub-adviser changes will be made available to shareholders within 90 days of the changes. As disclosed in the Trust’s prospectus supplement dated August 11, 2020, BATT expects to change its name to the “Amplify Lithium & Battery Technology ETF” on or about October 12, 2020.

Please Retain This Supplement for Future Reference.